UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 30, 2020

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 30, 2020, Brown-Forman Corporation (the "Company") held its 2020 Annual Meeting of Stockholders (the "Annual Meeting"). The matters submitted to a vote of the Class A common stockholders at the Annual Meeting and the voting results of such matters are as follows:

Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Patrick Bousquet-Chavanne	148,958,476	1,050,138	24,659	____
Campbell P. Brown	147,729,925	2,273,626	29,722	____
Geo. Garvin Brown IV	147,391,608	2,628,476	13,189	____
Stuart R. Brown	147,802,057	2,218,026	13,190	____
John D. Cook	147,774,762	2,234,719	23,792	____
Marshall B. Farrer	147,740,597	2,278,311	14,365	____
Laura L. Frazier	147,719,509	2,272,216	41,548	____
Kathleen M. Gutmann	149,207,280	781,563	44,430	____
Augusta Brown Holland	147,714,588	2,277,155	41,530	____
Michael J. Roney	148,001,828	2,007,243	24,202	____
Tracy L. Skeans	148,017,632	1,996,030	19,611	____
Michael A. Todman	145,618,714	4,389,983	24,576	____
Lawson E. Whiting	147,996,735	2,022,567	13,971	____

Advisory Vote on Executive Compensation

At the Annual Meeting, the Class A common stockholders approved, on a nonbinding advisory basis, the compensation of the Company's Named Executive Officers. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
146,649,069	415,957	2,968,247	____

Item 7.01. Regulation FD Disclosure.

On July 30, 2020, the Company issued a press release announcing that at its Annual Meeting the Company's Class A common stockholders elected directors for the coming year and approved a nonbinding advisory vote on executive compensation. A copy of this press release is attached hereto as Exhibit 99.1

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed to be incorporate by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated July 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: August 3, 2020	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Associate General Counsel - Corporate and Securities Law, and Assistant Secretary